UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2024

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300 Houston, Texas	77054
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2024, Marker Therapeutics, Inc. (the “Company”) entered into a Master Services Agreement for Product Supply (the “Agreement”) with Cell Ready LLC (“Cell Ready”). Cell Ready, which is owned by one of the Company’s directors and shareholders, Mr. John Wilson, is a contract development and manufacturing organization (CDMO).

Pursuant to the Agreement, the Company may contract with Cell Ready for the provision of various products and services from time to time by entering into work orders with Cell Ready. If the services involve the supply of product, Cell Ready is required to supply such product in conformance with the product requirements set forth in the applicable work order(s). The Agreement contains customary representations, warranties and indemnification provision. The initial term of the Agreement is three years and may be extended upon the mutual written agreement of the parties. Either party may terminate the Agreement (a) for material breach by the other party if such breach has not been cured within 30 days following notice of termination or (b) if the other party is the subject of an insolvency event.

Also on February 22, 2024, the Company entered into Work Order #1 under the Agreement, pursuant to which Cell Ready will provide the Company with GMP drug product for Marker MT-401 and/or MT-601. The services include the delivery of final drug product and quality control testing. The Company also requested Cell Ready to provide general support services in connection therewith. The total projected sum (inclusive of taxes) for the services under Work Order #1 are not anticipated to exceed $750,000. The services will cover the anticipated manufacturing costs for the first quarter of 2024. Additional Work Orders are expected to be generated for the remainder of 2024.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marker Therapeutics, Inc.

Dated: February 26, 2024	By:	/s/ Juan Vera
Juan Vera
President and Chief Executive Officer